COMMERCIAL METALS COMPANY
RECAST NON-GAAP FINANCIAL MEASURES (UNAUDITED)

This document contains financial measures not derived in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations to the most comparable GAAP measure are provided below.

Adjusted EBITDA, core EBITDA, core EBITDA margin and adjusted earnings, all from continuing operations, are non-GAAP financial measures. Adjusted earnings per diluted share from continuing operations is defined as adjusted earnings on a diluted per share basis. Core EBITDA margin from continuing operations is defined as core EBITDA divided by net sales. The adjustment “Settlement of New Markets Tax Credit transactions” represents the recognition of deferred revenue from 2016 and 2017 resulting from Commercial Metals Company’s (the “Company”) participation in the New Markets Tax Credit program provided for in the Community Renewal Tax Relief Act of 2000 during the development of a micro mill, spooler and T-post shop located in eligible zones as determined by the Internal Revenue Service. As set forth in the respective reconciliations below, for each of the years ended August 31, 2022, 2021, 2020 and 2019, the calculation of core EBITDA from continuing operations included adjustments for certain items to provide a supplemental measure of our ongoing performance. Such adjustments are consistent with the Company’s historical method of calculating core EBITDA from continuing operations for the applicable year.

During the fourth fiscal quarter of 2025, the Company modified its method of calculating adjusted EBITDA, core EBITDA and adjusted earnings, all from continuing operations, to exclude the impact of unrealized gains and losses on undesignated commodity derivatives. This change was primarily driven by heightened volatility in copper forward markets, which introduced significant non-cash fluctuations unrelated to core operations. By removing this volatility, the revised metric provides a more representative view of operating performance and cash-generating capability. The Company recast adjusted EBITDA, core EBITDA, core EBITDA margin, adjusted earnings and adjusted earnings per diluted share, all from continuing operations, for certain historical periods to conform to this presentation.

Non-GAAP financial measures should be viewed in addition to, and not as alternatives to, the most directly comparable measures derived in accordance with GAAP and may not be comparable to similar measures presented by other companies. However, we believe that the non-GAAP financial measures provide relevant and useful information to management, investors, analysts, creditors and other interested parties in our industry as they allow: (i) comparison of our earnings to those of our competitors; (ii) a supplemental measure of our underlying business operational performance; and (iii) the assessment of period-to-period performance trends. Management uses non-GAAP financial measures to evaluate financial performance and set target benchmarks for annual and long-term cash incentive performance plans.

A reconciliation of net earnings from continuing operations to adjusted EBITDA from continuing operations and core EBITDA from continuing operations is provided below:

	Three Months Ended				Year Ended
(in thousands, except per share data)	11/30/2023	2/29/2024	5/31/2024	8/31/2024	8/31/2024
Net earnings	$176,273	$85,847	$119,440	$103,931	$485,491
Interest expense	11,756	11,878	12,117	12,142	47,893
Income tax expense	48,422	31,072	40,867	29,819	150,180
Depreciation and amortization	69,186	68,299	70,692	72,190	280,367
Asset impairments	—	4	146	6,558	6,708
Unrealized (gain) loss on undesignated commodity hedges	2,480	(1,980)	5,605	(8,067)	(1,962)
Adjusted EBITDA	308,117	195,120	248,867	216,573	968,677
Non-cash equity compensation	8,059	14,988	12,846	9,173	45,066
Settlement of New Markets Tax Credit transactions	—	—	—	(6,748)	(6,748)
Core EBITDA	$316,176	$210,108	$261,713	$218,998	$1,006,995

Net sales	$2,003,051	$1,848,287	$2,078,485	$1,996,149	$7,925,972
Core EBITDA margin	15.8%	11.4%	12.6%	11.0%	12.7%

Net earnings	$176,273	$85,847	$119,440	$103,931	$485,491
Asset impairments	—	4	146	6,558	6,708
Settlement of New Markets Tax Credit transactions	—	—	—	(6,748)	(6,748)
Unrealized (gain) loss on undesignated commodity hedges	2,480	(1,980)	5,605	(8,067)	(1,962)
Total adjustments (pre-tax)	$2,480	$(1,976)	$5,751	$(8,257)	$(2,002)
Related tax effects on adjustments	(521)	415	(1,208)	1,734	420
Adjusted earnings	$178,232	$84,286	$123,983	$97,408	$483,909
Net earnings per diluted share(1)	$1.49	$0.73	$1.02	$0.90	$4.14
Adjusted earnings per diluted share(1)	$1.51	$0.72	$1.06	$0.84	$4.13
__________________________________
(1) Net earnings per diluted share and adjusted earnings per diluted share are calculated independently for each three month period and may not sum to the year to date period due to rounding.

	Three Months Ended				Year Ended
(in thousands, except per share data)	11/30/2022	2/28/2023	5/31/2023	8/31/2023	8/31/2023
Net earnings	$261,774	$179,849	$233,971	$184,166	$859,760
Interest expense	13,045	9,945	8,878	8,259	40,127
Income tax expense	76,725	55,641	76,099	53,742	262,207
Depreciation and amortization	51,183	51,216	55,129	61,302	218,830
Asset impairments	9	36	1	3,734	3,780
Unrealized (gain) loss on undesignated commodity hedges	6,459	(554)	(6,781)	3,998	3,122
Adjusted EBITDA	409,195	296,133	367,297	315,201	1,387,826
Non-cash equity compensation	16,675	16,949	10,376	16,529	60,529
Settlement of New Markets Tax Credit transactions	—	(17,659)	—	—	(17,659)
Core EBITDA	$425,870	$295,423	$377,673	$331,730	$1,430,696

Net sales	$2,227,313	$2,018,003	$2,344,989	$2,209,228	$8,799,533
Core EBITDA margin	19.1%	14.6%	16.1%	15.0%	16.3%

Net earnings	$261,774	$179,849	$233,971	$184,166	$859,760
Asset impairments	9	36	1	3,734	3,780
Settlement of New Markets Tax Credit transactions	—	(17,659)	—	—	(17,659)
Unrealized (gain) loss on undesignated commodity hedges	6,459	(554)	(6,781)	3,998	3,122
Total adjustments (pre-tax)	$6,468	$(18,177)	$(6,780)	$7,732	$(10,757)
Related tax effects on adjustments	(1,358)	3,817	1,424	(1,624)	2,259
Adjusted earnings	$266,884	$165,489	$228,615	$190,274	$851,262
Net earnings per diluted share(1)	$2.20	$1.51	$1.98	$1.56	$7.25
Adjusted earnings per diluted share(1)	$2.24	$1.39	$1.93	$1.61	$7.18
__________________________________
(1) Net earnings per diluted share and adjusted earnings per diluted share are calculated independently for each three month period and may not sum to the year to date period due to rounding.

	Three Months Ended				Year Ended
(in thousands, except per share data)	11/30/2021	2/28/2022	5/31/2022	8/31/2022	8/31/2022
Net earnings	$232,889	$383,314	$312,429	$288,630	$1,217,262
Interest expense	11,035	12,011	13,433	14,230	50,709
Income tax expense	28,872	126,432	92,590	49,991	297,885
Depreciation and amortization	41,226	41,134	43,583	49,081	175,024
Asset impairments	—	1,228	3,245	453	4,926
Unrealized (gain) loss on undesignated commodity hedges	(2,184)	1,641	(2,556)	(699)	(3,798)
Adjusted EBITDA	311,838	565,760	462,724	401,686	1,742,008
Non-cash equity compensation	9,619	16,251	11,986	9,122	46,978
Acquisition and integration related costs and other	3,165	—	4,478	1,008	8,651
Purchase accounting effect on inventory	—	—	2,169	6,506	8,675
Gain on sale of assets	—	(273,315)	—	—	(273,315)
Loss on debt extinguishment	—	16,052	—	—	16,052
Core EBITDA	$324,622	$324,748	$481,357	$418,322	$1,549,049

Net sales	$1,981,801	$2,008,888	$2,515,727	$2,407,065	$8,913,481
Core EBITDA margin	16.4%	16.2%	19.1%	17.4%	17.4%

Net earnings	$232,889	$383,314	$312,429	$288,630	$1,217,262
Asset impairments	—	1,228	3,245	453	4,926
Acquisition and integration related costs and other	3,165	—	4,478	1,008	8,651
Purchase accounting effect on inventory	—	—	2,169	6,506	8,675
Gain on sale of assets	—	(273,315)	—	—	(273,315)
Loss on debt extinguishment	—	16,052	—	—	16,052
Unrealized (gain) loss on undesignated commodity hedges	(2,184)	1,641	(2,556)	(699)	(3,798)
Total adjustments (pre-tax)	$981	$(254,394)	$7,336	$7,268	$(238,809)
International restructuring	(36,237)	—	—	—	(36,237)
Related tax effects on adjustments	(206)	59,930	(1,541)	(1,526)	56,657
Adjusted earnings	$197,427	$188,850	$318,224	$294,372	$998,873
Net earnings per diluted share(1)	$1.90	$3.12	$2.54	$2.40	$9.95
Adjusted earnings per diluted share(1)	$1.61	$1.54	$2.59	$2.44	$8.16
__________________________________
(1) Net earnings per diluted share and adjusted earnings per diluted share are calculated independently for each three month period and may not sum to the year to date period due to rounding.

	Three Months Ended				Year Ended
(in thousands, except per share data)	11/30/2020	2/28/2021	5/31/2021	8/31/2021	8/31/2021
Earnings from continuing operations	$63,911	$66,233	$130,408	$152,313	$412,865
Interest expense	14,259	14,021	11,965	11,659	51,904
Income tax expense	21,593	20,941	38,175	40,444	121,153
Depreciation and amortization	41,799	41,573	41,804	42,437	167,613
Amortization of acquired unfavorable contract backlog	(1,523)	(1,509)	(1,508)	(1,495)	(6,035)
Asset impairments	3,594	474	277	2,439	6,784
Unrealized (gain) loss on undesignated commodity hedges	1,801	381	(360)	(5,172)	(3,350)
Adjusted EBITDA from continuing operations	145,434	142,114	220,761	242,625	750,934
Non-cash equity compensation	9,062	12,696	13,800	8,119	43,677
Gain on sale of assets	—	(5,877)	(4,457)	—	(10,334)
Loss on debt extinguishment	—	16,841	—	—	16,841
Facility closure	5,214	5,694	—	—	10,908
Labor cost government refund	(1,348)	—	—	—	(1,348)
Core EBITDA from continuing operations	$158,362	$171,468	$230,104	$250,744	$810,678

Net sales	$1,391,803	$1,462,270	$1,845,041	$2,030,646	$6,729,760
Core EBITDA from continuing operations margin	11.4%	11.7%	12.5%	12.3%	12.0%

Net earnings from continuing operations	$63,911	$66,233	$130,408	$152,313	$412,865
Gain on sale of assets	—	(5,877)	(4,457)	—	(10,334)
Asset impairments	3,594	474	277	2,439	6,784
Loss on debt extinguishment	—	16,841	—	—	16,841
Facility closure	5,214	5,694	—	—	10,908
Labor cost government refund	(1,348)	—	—	—	(1,348)
Unrealized (gain) loss on undesignated commodity hedges	1,801	381	(360)	(5,172)	(3,350)
Total adjustments (pre-tax)	$9,261	$17,513	$(4,540)	$(2,733)	$19,501
Related tax effects on adjustments	(1,972)	(3,678)	953	574	(4,123)
Adjusted earnings from continuing operations	$71,200	$80,068	$126,821	$150,154	$428,243
Earnings from continuing operations per diluted share(1)	$0.53	$0.54	$1.07	$1.24	$3.38
Adjusted earnings from continuing operations per diluted share(1)	$0.59	$0.66	$1.04	$1.23	$3.51
________________________________
(1) Earnings from continuing operations per diluted share and adjusted earnings from continuing operations per diluted share are calculated independently for each three month period and may not sum to the year to date period due to rounding.

	Three Months Ended					Year Ended
(in thousands, except per share data)	11/30/2019		2/29/2020	5/31/2020	8/31/2020	8/31/2020
Earnings from continuing operations	$82,755		$63,596	$64,169	$67,782	$278,302
Interest expense	16,578		15,888	15,409	13,962	61,837
Income tax expense	27,332		22,845	23,804	18,495	92,476
Depreciation and amortization	40,941		41,389	41,765	41,654	165,749
Asset impairments	530		—	5,983	1,098	7,611
Amortization of acquired unfavorable contract backlog	(8,331)		(5,997)	(4,348)	(10,691)	(29,367)
Unrealized (gain) loss on undesignated commodity hedges	1,380		(1,764)	2,232	3,114	4,962
Adjusted EBITDA from continuing operations	161,185		135,957	149,014	135,414	581,570
Non-cash equity compensation	8,269		7,536	6,170	9,875	31,850
Loss on debt extinguishment	—		—	—	1,778	1,778
Facility closure	6,339		—	1,863	2,903	11,105
Labor cost government refund	—		—	—	(2,985)	(2,985)
Acquisition settlement	—		—	—	32,123	32,123
Core EBITDA from continuing operations	$175,793		$143,493	$157,047	$179,108	$655,441

Net sales	$1,384,708		$1,340,963	$1,341,683	$1,409,132	$5,476,486
Core EBITDA from continuing operations margin	12.7%		10.7%	11.7%	12.7%	12.0%

Earnings from continuing operations	$82,755		$63,596	$64,169	$67,782	$278,302
Acquisition settlement	—		—	—	32,123	32,123
Labor cost government refund	—		—	—	(2,985)	(2,985)
Facility closure	6,339		—	1,863	2,903	11,105
Loss on debt extinguishment	—		—	—	1,778	1,778
Asset impairments	—		—	5,983	1,098	7,081
Unrealized (gain) loss on undesignated commodity hedges	1,380		(1,764)	2,232	3,114	4,962
Total adjustments (pre-tax)	$7,719	$—	$(1,764)	$10,078	$38,031	$54,064
Related tax effects on adjustments	(1,621)		370	(2,116)	(8,046)	(11,413)
Adjusted earnings from continuing operations	$88,853		$62,202	$72,131	$97,767	$320,953
Earnings from continuing operations per diluted share(1)	$0.69		$0.53	$0.53	$0.56	$2.31
Adjusted earnings from continuing operations per diluted share(1)	$0.74		$0.52	$0.60	$0.81	$2.67
________________________________
(1) Earnings from continuing operations per diluted share and adjusted earnings from continuing operations per diluted share are calculated independently for each three month period and may not sum to the year to date period due to rounding.

	Three Months Ended				Year Ended
(in thousands)	11/30/2018	2/28/2019	5/31/2019	8/31/2019	8/31/2019
Earnings from continuing operations	$19,420	$14,928	$78,551	$85,880	$198,779
Interest expense	16,663	18,495	18,513	17,702	71,373
Income tax expense	5,609	18,141	29,105	16,826	69,681
Depreciation and amortization	35,176	41,245	41,181	41,051	158,653
Asset impairments	—	—	15	369	384
Amortization of acquired unfavorable contract backlog	(11,332)	(23,476)	(23,394)	(16,582)	(74,784)
Unrealized (gain) loss on undesignated commodity hedges	1,835	1,917	(3,938)	595	409
Adjusted EBITDA from continuing operations	$67,371	$71,250	$140,033	$145,841	$424,495